UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 30, 2004

HANOVER COMPRESSOR COMPANY

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-13071 (Commission File Number)	76-0625124 (IRS Employer Identification No.)

12001 North Houston Rosslyn Houston, Texas (Address of Principal Executive Offices)	77086 (Zip Code)

Registrant’s telephone number, including area code: (281) 447-8787

ITEM 12. Results of Operations and Financial Condition
SIGNATURES
EXHIBIT INDEX
Press Release issued July 30, 2004

ITEM 12. Results of Operations and Financial Condition

On July 30, 2004, we issued a press release announcing our financial results for the quarter and six months ended June 30, 2004. The press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANOVER COMPRESSOR COMPANY
Date: July 30, 2004	By:	/s/ John E. Jackson
		Name:	John E. Jackson
		Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release, issued July 30, 2004